UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

SADOT GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39223	47-2555533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 E. Renfro Street, Suite 300, Burleson, Texas 76028

(Address of principal executive offices) (Zip Code)

(832) 604-9568

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SDOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting

At the 2026 Annual Meeting of Stockholders of Sadot Group Inc. (the “Company”) held on September 10, 2026 (the “Annual Meeting”), the Company’s stockholders approved the Sadot Group Inc. 2026 Stock Incentive Plan (the “2026 Plan”). The Company’s Board of Directors (the “Board”) approved the 2026 Plan on July 28, 2026, subject to stockholder approval, and the 2026 Plan became effective upon stockholder approval on September 10, 2026.

A total of 3,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), are reserved for issuance under the 2026 Plan, subject to equitable adjustment in the event of stock splits (including any reverse stock split), stock dividends, recapitalizations and similar events. Directors, officers (including the Company’s named executive officers), managers, employees, consultants and advisors of the Company and its subsidiaries are eligible to receive awards under the 2026 Plan, which provides for the grant of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards. Following the adoption of the 2026 Plan, the Company will no longer grant awards under its existing equity incentive plans, and awards outstanding under those plans will remain outstanding in accordance with their terms.

A more detailed description of the material terms of the 2026 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on August 14, 2026 (the “Proxy Statement”), under the caption “Proposal No. 3 — Approval of the 2026 Stock Incentive Plan,” which description is incorporated herein by reference. The foregoing description and the description in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2026 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Company held the Annual Meeting on September 10, 2026, virtually via live webcast. At the close of business on August 7, 2026, the record date for the Annual Meeting (the “Record Date”), there were 1,320,015 shares of Common Stock issued and outstanding, each entitled to one vote, and 10,000 shares of the Company’s Series A Preferred Stock issued and outstanding, entitled to 5.1596 votes per share, or an aggregate of 51,596 votes, and voting together with the Common Stock as a single class, for a total of 1,371,611 votes entitled to be cast at the Annual Meeting. Holders of shares representing 903,408 votes, or approximately 65.86% of the votes entitled to be cast at the Annual Meeting, were present virtually or represented by proxy, constituting a quorum.

The proposals voted upon at the Annual Meeting are described in detail in the Proxy Statement. The final voting results for each proposal, as certified by the inspector of election, are set forth below.

Proposal No. 1 — Election of Directors.

The stockholders elected each of the five director nominees named in the Proxy Statement to serve until the Company’s 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Chagay Ravid	591,057	6,639	305,712
Sean Schnapp	591,055	6,641	305,712
Alexander David	591,236	6,460	305,712
Liat Franco	590,921	6,775	305,712
Yuriy Shirinyan	589,915	7,781	305,712

Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

The stockholders did not ratify the appointment of Kreit & Chiu CPA LLP (“Kreit”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, by the following votes:

	For	Against	Abstain	Broker Non-Votes
Votes	408,338	494,840	230	0

As disclosed in the Proxy Statement, stockholder ratification of the appointment of the Company’s independent registered public accounting firm is not required, and the Company is not required to take any action as a result of the outcome of the vote on this proposal. The Audit Committee of the Board will consider the results of the vote. [Kreit continues to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.]

Proposal No. 3 — Approval of the 2026 Stock Incentive Plan.

The stockholders approved the Sadot Group Inc. 2026 Stock Incentive Plan, pursuant to which 3,000,000 shares of Common Stock are reserved for issuance thereunder, by the following votes:

	For	Against	Abstain	Broker Non-Votes
Votes	580,171	17,353	172	305,712

Proposal No. 4 — Note Nasdaq Issuance Proposal.

The stockholders approved, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of shares of Common Stock issuable upon conversion of, or otherwise pursuant to the terms of, the senior secured convertible promissory notes issued and issuable pursuant to the Securities Purchase Agreement, dated as of July 16, 2026, by and among the Company and the investor named therein, in excess of 19.99% of the shares of Common Stock issued and outstanding on the date of such agreement and at a price that may be less than the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d), by the following votes:

	For	Against	Abstain	Broker Non-Votes
Votes	581,165	16,349	182	305,712

Proposal No. 5 — Approval of the Reverse Stock Split Authority.

The stockholders approved authority for the Board, in its sole discretion, to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock at a ratio within the range of 5-for-1 up to 250-for-1, at such time or times as the Board may determine on or prior to December 31, 2027, through one or more amendments to the Articles of Incorporation, by the following votes:

	For	Against	Abstain	Broker Non-Votes
Votes	779,034	124,094	280	0

The votes cast “For” this proposal represented approximately 56.80% of the voting power of the Company’s capital stock issued and outstanding and entitled to vote as of the Record Date. As of the date of this Current Report on Form 8-K, the Board has not determined to effect a reverse stock split pursuant to this authority.

Proposal No. 6 — Approval of Amendment to the Articles of Incorporation to Increase the Authorized Shares of Common Stock.

The stockholders approved an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 12,500,000 to 1,000,000,000, by the following votes:

	For	Against	Abstain	Broker Non-Votes
Votes	779,252	123,337	819	0

The votes cast “For” this proposal represented approximately 56.81% of the voting power of the Company’s capital stock issued and outstanding and entitled to vote as of the Record Date. See Item 5.03 above.

Proposal No. 7 — EPFA Nasdaq Issuance Proposal.

The stockholders approved, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the potential issuance of shares of Common Stock issuable pursuant to the Equity Purchase Facility Agreement, dated as of July 16, 2026, by and between the Company and the investor named therein, in excess of 19.99% of the shares of Common Stock issued and outstanding on the date of such agreement and at a price that may be less than the “Minimum Price” as defined in Nasdaq Listing Rule 5635(d), by the following votes:

	For	Against	Abstain	Broker Non-Votes
Votes	580,106	17,366	224	305,712

Proposal No. 8 — Anira Note Conversion Proposal.

The stockholders approved, for purposes of complying with Nasdaq Listing Rules 5635(a), 5635(b) and 5635(d), the issuance of shares of Common Stock upon conversion of up to $5,000,000 in aggregate principal amount of the promissory note issued by the Company on June 2, 2026 to Shrvan Kumar Yadav as partial consideration for the Company’s acquisition of Anira Consulting FZC, subject to and conditioned upon the Company and the holder of such note entering into a definitive agreement providing for a conversion price per share of not less than 75% of the market price of the Common Stock, as described in the Proxy Statement, by the following votes:

	For	Against	Abstain	Broker Non-Votes
Votes	587,619	9,777	300	305,712

Proposal No. 9 — Adjournment Proposal.

The stockholders approved one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Annual Meeting to approve Proposal Nos. 4, 5, 6, 7 or 8, by the following votes:

	For	Against	Abstain	Broker Non-Votes
Votes	786,443	115,871	1,094	0

Because Proposal Nos. 4 through 8 each received the vote required for approval, adjournment of the Annual Meeting was not necessary.

Authorized Share Increase

As described above, at the Annual Meeting the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of Common Stock from 12,500,000 shares to 1,000,000,000 shares (the “Authorized Share Increase”). On September 14, 2026, the Company filed a Certificate of Amendment to the Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to effect the Authorized Share Increase. The Certificate of Amendment became effective upon filing.

The Certificate of Amendment amends and restates Article 3 of the Articles of Incorporation in its entirety. As a result of the Certificate of Amendment, the Company is authorized to issue 1,010,000,000 shares of capital stock, consisting of 1,000,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). Immediately prior to the effectiveness of the Certificate of Amendment, the Company was authorized to issue 22,500,000 shares of capital stock, consisting of 12,500,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. The Certificate of Amendment does not change the number of authorized shares of Preferred Stock or the par value of the Common Stock or the Preferred Stock. Article 3, as amended and restated, continues to vest in the Board the authority, without stockholder action and pursuant to Sections 78.195 and 78.1955 of the Nevada Revised Statutes, to create one or more series of Preferred Stock and to fix the number of shares and the designations, preferences, limitations and relative rights of each such series, and the Certificate of Amendment does not affect any certificate of designation previously filed with respect to any series of Preferred Stock.

The additional shares of Common Stock authorized by the Certificate of Amendment have the same rights and privileges as the shares of Common Stock currently outstanding. The Authorized Share Increase does not, by itself, change the number of shares of Common Stock outstanding or the rights of the holders of the Common Stock.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Letter Agreement

As previously reported on July 17, 2026, Sadot Group Inc. (the “Company”) entered into a Securities Purchase Agreement, dated as of July 16, 2026 (the “Securities Purchase Agreement”), with a certain institutional investor (the “Holder”), pursuant to which the Company agreed to issue and sell to the Holder, in multiple closings, senior secured convertible promissory notes of the Company in the aggregate original principal amount of up to $100,000,000 (the “Notes”). On July 16, 2026, the Company issued to the Holder a Note in the aggregate original principal amount of $4,000,000 (the “Initial Note”). The Notes are convertible at the option of the Holder, from time to time at any time after issuance, into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at the applicable Conversion Price (as defined in the Notes).

On September 14, 2026, the Company and the Holder entered into a side letter (the “Side Letter”) pursuant to which, among other things, the definition of “Floor Price” in the Initial Note and in all other Notes issued pursuant to the Securities Purchase Agreement was amended and restated and the concept of “Adjusted Floor Price” was removed entirely. Except as set forth in the Side Letter, the terms, conditions and provisions of the Transaction Documents (as defined in the Securities Purchase Agreement) remain unmodified and in full force and effect.

The foregoing description of the Side Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Side Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Notes, the Securities Purchase Agreement and the Side Letter. These statements are based on the Company’s current expectations and are subject to risks and uncertainties, including the risk that the Holder may convert the Notes into shares of Common Stock at prices that result in substantial dilution to existing stockholders, and the other risks described in the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update any forward-looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation of Sadot Group Inc., filed with the Secretary of State of the State of Nevada on September 14, 2026 (filed herewith).
10.1	Form of Side Letter, dated as of September 14, 2026, by and between Sadot Group Inc. and the Holder.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SADOT GROUP INC.
By:	/s/ Chagay Ravid
Name:	Chagay Ravid
Title:	Chief Executive Officer

Date: September 15, 2026